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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report February 2, 2006

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        South Carolina                  001-12669                57-0799315
        --------------                  ---------                ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

          520 Gervais Street
        Columbia, South Carolina                                29201-3046
        ------------------------                                ----------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (800) 277-2175
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

     On February 2, 2006, SCBT Financial Corporation issued a press release announcing its entrance into the Charleston, South Carolina banking market. A copy of the press release and a question and answer sheet is attached as
     Exhibit 99.1 to this report and incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits have been furnish herewith:

          99.1 The press release issued by SCBT Financial Corporation in connection with the announcement and a question and answer sheet.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

February 2, 2006
                                              SCBT Financial Corporation



                                              By: /s/ Richard C. Mathis
                                                  --------------------------
                                                  Richard C. Mathis
                                                  Executive Vice President and
                                                  Chief Financial Officer






                                  Exhibit Index


Exhibit No.                     Description of Exhibit
-----------                     ----------------------

99.1                            Press release dated February  2, 2006,
                                with a question and answer sheet.